UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Current Principal Accounting Officer and Appointment of  New Principal Accounting Officer.

On April 21, 2021, the Federal Home Loan Bank of New York (the “Bank”) announced that (i) Mr. Backer Ali, the Company’s current Controller and Principal Accounting Officer, would be retiring from the Bank as of the close of Bank business on June 2, 2021 after 22 years of service and (ii) Mr. Scott Kay, the Company’s current Deputy Controller, was appointed to serve as the Bank’s Controller and Principal Accounting Officer effective as of June 3, 2021. Mr. Ali’s retirement is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

Mr. Kay, 56, has served as the Bank’s Deputy Controller since he joined the Bank in September of 2017.  Previously, Mr. Scott served as  a  Complex Financial Institution Specialist for the FDIC from September 2016 to August 2017. Prior to that, he served in product control roles for AIG  from September 2008 to June 2016; his last position there was Head of Independent Valuation & Financial Analytics. He received a B.S. degree in accounting from Lehigh University.

Mr. Kay has no family relationships with any director or executive officer of the Bank.

Mr. Kay is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Kay will receive a salary increase upon his promotion and his annual base salary will be $340,000 per year. Mr. Kay has not entered into any material plan, contract, arrangement or amendment in connection with his appointment as Principal Accounting Officer. Mr. Kay will not receive any grant or award as a result of his promotion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: April 21, 2021	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer